RESTRICTED CASH AND SHORT-TERM DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2022
Restricted Cash and Investments [Abstract]
Components of restricted cash and cash equivalents
Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2022	2021
Restricted cash in relation to the FLNG Hilli (1)	60,952	60,720
Restricted cash and short-term deposits held by lessor VIEs (2)	21,691	16,523
Restricted cash in relation to the Golar Arctic guarantees (3)	38,822	—
Restricted cash relating to sale of LNG Croatia (4)	11,504	11,328
Restricted cash relating to office lease	1,074	2
Restricted cash related to Hygo performance guarantee (5)	—	1,500
Restricted cash in relation to liability for UK tax leases (6) (note 29)	—	16,000
Total restricted cash and short-term deposits	134,043	106,073
Less: Amounts included in current restricted cash and short-term deposits	(21,693)	(34,025)
Long-term restricted cash	112,350	72,048
(1) In November 2015, in connection with the issuance of a $400 million letter of credit (“LC”) by a financial institution to the Customer of the FLNG Hilli, we recognized an initial cash collateral of $305.0 million to support the FLNG Hilli performance guarantee. Under the provisions of the LC, the terms allow for a stepped reduction in the value of the guarantee over time and a corresponding reduction to the cash collateral requirements. In May 2021, the FLNG Hilli had achieved 3.6 million tons of LNG production, reducing the LC to $100 million and the cash collateral to $61.0 million as of December 31, 2022.

In November 2016, after we satisfied certain conditions precedent, the LC originally issued with an initial expiration date of December 31, 2018, was re-issued and automatically extends, on an annual basis, until the tenth anniversary of the acceptance date of the FLNG Hilli, unless the bank exercises its option to exit from the arrangement by giving a three months’notice prior to the next annual renewal date.

(2) These are amounts held by lessor VIE that we are required to consolidate under U.S. GAAP into our financial statements as a VIE (note 5).

(3) In connection with the Arctic SPA, we are required to provide a performance guarantee of €26.9 million and three advance repayment guarantees totaling €163.9 million, which corresponds to the three installment payments from Snam. The performance guarantee and the advance repayment guarantees secures our contractual and performance obligations of the conversion of the Golar Arctic, respectively. As of December 31, 2022, we recognized cash collateral for the performance guarantee and first of three advance repayment guarantees of $29.8 million (€26.9 million) and $9.0 million (€8.1 million), respectively. The performance guarantee and three advance repayments guarantees will remain as restricted cash until the final acceptance date of October 2027 and the provisional acceptance date of December 2025, respectively.

(4) In connection with the LNG Hrvatska O&M Agreement, we are required to maintain two performance guarantees, one in the amount of €9.3 million and one in the amount of $1.3 million, both of which will remain restricted throughout the 10-year term until December 2030.

(5) In connection with the disposal of Hygo, we provided a $1.5 million performance guarantee to the senior lenders of Centrais Eléctricas de Sergipe S.A. to enable those lenders to waive their requirement for consent in the event of a change of control and extend the technical completion date of the power plant. The performance guarantee was subsequently released in November 2022.
(6) The lessor for the six legacy UK leases had a first priority security interest in relation to the Golar Gandria and second priority interests in relation to the Golar Tundra and the Golar Frost with a cash collateral of $16.0 million. Upon reaching a settlement in April 2022, these interests and cash collateral were released (note 29).